UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2013

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STOCK BUILDING SUPPLY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8020 Arco Corporate Drive, Suite 400
Raleigh, North Carolina 27617
(Address of principal executive offices) (Zip Code)
(919) 431-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On October 30, 2013, Stock Building Supply Holdings, Inc. issued a press release announcing financial results for its third quarter ended September 30, 2013, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated October 30, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK BUILDING SUPPLY HOLDINGS, INC.

By	/s/ Bryan J. Yeazel
Bryan J. Yeazel Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary
Date: October 30, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated October 30, 2013